Exhibit 10.4

OMNIBUS

Amendment No. 9 to

Receivables Loan Agreement

AMENDMENT NO. 4 TO

SALE AND CONTRIBUTION AGREEMENT

This OMNIBUS Amendment no. 9 to Receivables Loan Agreement AND AMENDMENT NO. 4 TO SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), effective as of May 14, 2018 (the “Effective Date”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), HILTON RESORTS CORPORATION, a Delaware corporation (the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Paying Agent and Securities Intermediary, the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders and DEUTSCHE BANK SECURITIES, INC., as Administrative Agent.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);

WHEREAS, the Borrower and Seller are party to that certain Sale and Contribution Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to provide certain waivers under the Receivables Loan Agreement and Sale and Contribution Agreement and amend certain provisions of the Receivables Loan Agreement and the Sale and Contribution Agreement, each as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Annual Financial Statements.  The Administrative Agent and the Majority Managing Agents agree that the financial statements and related compliance certificate with respect to the Seller and its Subsidiaries on a consolidated basis as at the end of the 2017 fiscal year delivered to the Borrower on March 30, 2018 are in compliance with Section 4.2(a)(ii) and 4.2(b) of the Sale and Contribution Agreement.

SECTION 2.Amendment to the Receivables Loan Agreement.  Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Loan Agreement is hereby amended as follows:

2.1Annex 2 to Exhibit I to the Receivables Loan Agreement is hereby amended to replace the Notice Addresses for Hilton Grand Vacations Trust I LLC and Grand Vacations Services LLC with the following:

HILTON GRAND VACATIONS TRUST I LLC

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Attn: VP Treasury

Grand Vacations Services LLC

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

Attn: General Counsel

2.2Schedule III to the Receivables Loan Agreement is hereby amended to replace the Notice Addresses for Hilton Grand Vacations Trust I LLC and Grand Vacation Services, LLC with the following:

Borrower

Hilton Grand Vacations Trust I LLC

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Attention: VP Treasury

Telephone: 407.722.3100

Facsimile: 407.722.3776

Servicer:

Grand Vacations Services, LLC,

as Servicer

Attention: VP Treasury

6355 Metro West Blvd., Suite 180

Orlando, FL 32835

Phone: (407) 722-3270

Fax: (407) 722-3032

SECTION 3.Amendment to the Sale and Contribution Agreement.  Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Sale and Contribution Agreement is hereby amended as follows:

3.1Exhibit D to the Sale and Contribution Agreement is hereby amended to replace the Notice Addresses for Hilton Resorts Corporation and Hilton Grand Vacations Trust I LLC with the following:

Hilton Resorts Corporation

5323 Millenia Lakes Blvd

Suite 400

Orlando, FL 32839

Attn: General Counsel

Tel. 407.722.3100

Fax: 407.722.3776

Hilton Grand Vacations Trust I LLC

6355 Metro West Blvd, Suite 180

#1549

Orlando, FL 32835

Attn: VP Treasury

Tel. 407.722.3100

Fax: 407.722.3776

3.2Section 4.2(a) of the Sale and Contribution Agreement is amended and restated in its entirety as follows:

“(i)within sixty (60) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Seller, the unaudited balance sheet of the Seller and its Subsidiaries on a consolidated basis as at the end of such period and the related unaudited consolidated statements of income for the Seller and its Subsidiaries for such period and the portion of the fiscal year through the end of such period; and

(ii)within one hundred and five (105) days after the end of each fiscal year of the Seller, the audited balance sheet of the Seller and its Subsidiaries on a consolidated basis as at the end of such fiscal year and the related audited consolidated statements of income for the Seller and its Subsidiaries and, if prepared, related notes, shareholders' equity and retained earnings and of cash flows for the Seller and its Subsidiaries on a consolidated basis for such year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that each of the aforementioned statements fairly presents the financial condition and results of operations of the Seller and its Subsidiaries on a consolidated basis at the end of, and for, such fiscal year in accordance with GAAP, containing a footnote stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default; provided, however, that such statements of the Seller and its Subsidiaries shall not be required to be audited or accompanied by an opinion thereon if the annual financial statement information of the Seller and its Subsidiaries is included in the consolidated audit of Hilton Grand Vacations Inc.”

SECTION 4.Conditions Precedent.  This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.

SECTION 5.Representations, Warranties and Confirmations.  The Borrower hereby represents and warrants that:

5.1It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

5.2This Amendment has been duly and validly executed and delivered by it.

5.3This Amendment, the Sale and Contribution Agreement and Receivables Loan Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

5.4Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

5.5Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

SECTION 6.Delivery of Executed Amendment.  The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Servicer, the Paying Agent, the Backup Servicer and the Custodian promptly following the effectiveness hereof.

SECTION 7.Entire Agreement.  The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 8.Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Sale and Contribution Agreement or the Receivables Loan Agreement, as applicable, shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Sale and Contribution Agreement or the Receivables Loan Agreement or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Sale and Contribution Agreement or the Receivables Loan Agreement, except as expressly modified hereby.  Upon the effectiveness of this Amendment, each reference in the Sale and Contribution Agreement or the Receivables Loan Agreement to “this Agreement”, “this Sale and Contribution Agreement” or “this Receivables Loan Agreement” or words of like import shall mean and be references to the Sale and Contribution Agreement or the Receivables Loan Agreement, as applicable, as amended hereby, and each reference in any other Facility Document to the Sale and Contribution Agreement or Receivables Loan Agreement or to any terms defined in the Sale and Contribution Agreement or Receivables Loan Agreement which are modified hereby shall mean and be references to the Sale and Contribution Agreement or Receivables Loan Agreement, as applicable, or to such terms as modified hereby.

SECTION 9.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.Binding Effect.  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 11.Headings.  The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 12.Novation.  This Amendment does not constitute a novation or termination of the Receivables Loan Agreement, the Sale and Contribution Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 13.Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14.Fees, Costs and Expenses.  The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC, as Borrower

By:	/s/ Charles Corbin
Name:	Charles Corbin
Title:	EVP & Secretary

HILTON RESORTS CORPORATION, as Seller

By:	/s/ Charles Corbin
Name:	Charles Corbin
Title:	EVP & Secretary

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement

Deutsche Bank SECURITIES, INC., as Administrative Agent

By:	/s/ Nicole Byrns
Name:	Nicole Byrns
Title:	Director

By:	/s/ Suji Kang
Name:	Suji Kang
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH as a Committed Lender and a Managing Agent

By:	/s/ Nicole Byrns
Name:	Nicole Byrns
Title:	Director

By:	/s/ Rob Sannicandro
Name:	Rob Sannicandro
Title:	Director

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement

BANK OF AMERICA, N.A., as a Committed Lender and a Managing Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement

BARCLAYS BANK PLC, as a Committed Lender and a Managing Agent

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

SHEFFIELD RECEIVABLES COMPANY LLC, as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender and a Managing Agent

By:	/s/ Leigh Poltrack
Name:	Leigh Poltrack
Title:	Vice President

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement

SUNTRUSTBANK, as a Committed Lender and a Managing Agent

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	First Vice President

Signature Page to Omnibus Amendment No. 9 to Receivables Loan Agreement and Amendment No. 4 to Sale and Contribution Agreement